UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-21676
Eaton Vance Tax-Managed Buy-Write Income Fund
(Exact Name of Registrant as Specified in Charter)
Two International Place, Boston, Massachusetts 02110
(Address of Principal Executive Offices)
Maureen A. Gemma
Two International Place, Boston, Massachusetts 02110
(Name and Address of Agent for Services)
(617) 482-8260
(Registrant’s Telephone Number)
December 31
Date of Fiscal Year End
June 30, 2010
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Semiannual Report June 30, 2010

WALL ST
AU ST

# EATON VANCE TAX-MANAGED BUY-WRITE INCOME FUND

IMPORTANT NOTICES

Managed Distribution Plan. On March 10, 2009, the Fund received authorization from the Securities and Exchange Commission to distribute long-term capital gains to shareholders more frequently than once per year. In this connection, the Board of Trustees formally approved the implementation of a Managed Distribution Plan (MDP) to make quarterly cash distributions to common shareholders, stated in terms of a fixed amount per common share.

The Fund intends to pay quarterly cash distributions equal to $0.45 per share. You should not draw any conclusions about the Fund’s investment performance from the amount of these distributions or from the terms of the MDP. The MDP will be subject to regular periodic review by the Fund’s Board of Trustees.

With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information required by the Fund’s exemptive order. The Fund’s Board of Trustees may amend or terminate the MDP at any time without prior notice to Fund shareholders. However, at this time there are no reasonably foreseeable circumstances that might cause the termination of the MDP.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser. Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Additional Notice to Shareholders. The Fund may purchase shares of its common stock in the open market when they trade at a discount to net asset value or at other times if the Fund determines such purchases are advisable. There can be no assurance that the Fund will take such action or that such purchases would reduce the discount.

Please refer to the inside back cover of this report for an important notice about the privacy policies adopted by the Eaton Vance organization.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

INVESTMENT UPDATE
Economic and Market Conditions

Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager

Thomas Seto
Parametric Portfolio
Associates LLC
Co-Portfolio Manager

David Stein, Ph.D.
Parametric Portfolio
Associates LLC
Co-Portfolio Manager
•	Extreme volatility defined the equity markets during the six months ending June 30, 2010, amid a flurry of unsettling developments around the globe. Concerns about European sovereign debt, credit tightening in China and a disastrous oil spill in the Gulf of Mexico, among other events, blunted the positive returns of the period’s first three months, as many investors reduced their exposure to risk-sensitive assets and returned to the sidelines. These disruptive events contributed to a sharp sell-off in May. Domestic equities regained some ground in early June, but for the period overall, the S&P 500 Index dipped 6.64%, the blue-chip Dow Jones Industrial Average fell 5.00% and the technology-heavy NASDAQ Composite Index slid 6.61%.

•	In spite of the market’s May correction, the U.S. economy showed some signs of gradual recovery, albeit less robust than many had hoped. Inflation remained subdued. Earnings trends saw improvements, and employment data, while weaker than expected, were moving in the right direction.

•	Value stocks outperformed growth stocks across all market capitalization categories. Mid- and small-cap stocks outperformed large-caps, although returns were negative across all categories. The S&P MidCap 400 Index dropped 1.36%, the small-cap Russell 2000 Index fell 1.95% and the large-cap Russell 1000 Index declined 6.40%.
Management Discussion
•	The Fund is a closed-end fund that trades on the New York Stock Exchange (NYSE) under the symbol “ETB.” At net asset value (NAV) for the six months ending June 30, 2010, the Fund underperformed the S&P 500 Index and its Lipper peer group, but it outpaced its benchmark, the CBOE S&P 500 BuyWrite Index.[1] The Fund’s market price traded at an 11.89% premium to NAV as of period end.

•	The Fund’s primary objective is to provide current income and gains, with a secondary objective of capi-

Total Return Performance 12/31/09 – 6/30/10

NYSE Symbol		ETB

At Net Asset Value (NAV)[2]		-7.31%
At Market Price [2]		-4.04%

CBOE S&P 500 BuyWrite Index[1]		-9.29%
S&P 500 Index[1]		-6.64%
Lipper Options Arbitrage/Options Strategies Funds Average[1]		-6.69%

Premium/(Discount) to NAV (6/30/10)		11.89%
Total Distributions per share		$0.90
Distribution Rate[3]	At NAV	13.22%
	At Market Price	11.81%
See page 3 for more performance information.

[1]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[2]	Six-month returns are cumulative.

[3]	The Distribution Rate is based on the Fund’s last regular distribution per share (annualized) in the period divided by the Fund’s NAV or market price at the end of the period. The Fund’s distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

INVESTMENT UPDATE
tal appreciation. Under normal market conditions, the Fund pursues its investment objectives by investing in a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500. The Fund seeks to generate current earnings in part by employing an options strategy of writing (selling) index call options on substantially the full value of its holdings of common stocks. During the extremely volatile six months ending June 30, 2010, the Fund generated a higher level of option premium earnings than in the previous period.

•	As of June 30, 2010, the Fund held a diversified portfolio, with investments in industries throughout the U.S. economy that are included in the S&P 500 Index. Among the Fund’s common stock holdings, its largest sector weightings were in information technology (IT), financials and health care. Stock selection played the biggest role in the Fund’s underperformance relative to the S&P 500, especially the Fund’s holdings in the health care equipment/supplies, energy equipment/ services and diversified financial services industries. Upside performance versus the S&P 500 was bolstered by holdings in the oil/gas and consumable fuels, personal products and IT services industries.

•	The Fund had written call options on approximately 97% of its equity holdings as of June 30, 2010. The Fund seeks current earnings in part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the Fund’s underlying assets. During the first three months of 2010, there were relatively low levels of implied volatility, with correspondingly low levels of actual volatility in the equity markets. However, the latter half of the six-month period saw a significant increase in volatility levels. For the period as a whole, the Fund received increased option premiums compared with the previous period, and this helped the Fund’s relative return.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

FUND PERFORMANCE
Fund Performance

NYSE Symbol	ETB

Average Annual Total Returns (at market price, NYSE)
Six Months[1]	-4.04%
One Year	22.58
Five Years	5.54
Life of Fund (4/29/05)	6.24

Average Annual Total Returns (at net asset value)
Six Months[1]	-7.31%
One Year	10.26
Five Years	3.57
Life of Fund (4/29/05)	3.96

[1]	Six-month returns are cumulative. Other returns are presented on an average annual basis.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or market price (as applicable) with all distributions reinvested. The Fund’s performance at market price will differ from its results at NAV. Although market price performance generally reflects investment results over time, during shorter periods, returns at market price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top 10 Holdings2

By total investments

Exxon Mobil Corp.	3.3%
Apple, Inc.	2.3
Johnson & Johnson	2.0
Procter & Gamble Co.	2.0
Microsoft Corp.	2.0
Chevron Corp.	1.9
JPMorgan Chase & Co.	1.9
Wells Fargo & Co.	1.8
AT&T, Inc.	1.8
Cisco Systems, Inc.	1.6

[2]	Top 10 Holdings represented 20.6% of the Fund’s total investments as of 6/30/10. The Top 10 Holdings do not reflect the Fund’s written option positions at 6/30/10.
Sector Weightings3
By total investments

[3]	Reflects the Fund’s total investments as of 6/30/10. Sector Weightings do not reflect the Fund’s written option positions at 6/30/10.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited)

Common Stocks — 99.8%

Security	Shares	Value

Aerospace & Defense — 2.9%

Boeing Co. (The)	21,497	$1,348,937
Honeywell International, Inc.	66,929	2,612,239
Northrop Grumman Corp.	22,634	1,232,195
Rockwell Collins, Inc.	34,789	1,848,339
United Technologies Corp.	43,492	2,823,066

		$9,864,776

Air Freight & Logistics — 1.3%

CH Robinson Worldwide, Inc.	16,275	$905,867
Expeditors International of Washington, Inc.	21,522	742,724
United Parcel Service, Inc., Class B	45,237	2,573,533

		$4,222,124

Auto Components — 0.4%

Dana Holding Corp.(1)	31,658	$316,580
Goodyear Tire & Rubber Co. (The)(1)	2,578	25,625
Johnson Controls, Inc.	34,870	936,957

		$1,279,162

Automobiles — 0.4%

Ford Motor Co.(1)	131,695	$1,327,486

		$1,327,486

Beverages — 2.8%

Brown-Forman Corp., Class B	11,197	$640,804
Coca-Cola Co. (The)	86,673	4,344,051
PepsiCo, Inc.	71,806	4,376,576

		$9,361,431

Biotechnology — 1.9%

Amgen, Inc.(1)	56,704	$2,982,630
Celgene Corp.(1)	39,773	2,021,264
Cephalon, Inc.(1)	2,316	131,433
Gilead Sciences, Inc.(1)	32,678	1,120,202

		$6,255,529

Building Products — 0.0%(2)

Masco Corp.	13,858	$149,112

		$149,112

Capital Markets — 1.9%

Bank of New York Mellon Corp. (The)	13,449	$332,056
Duff & Phelps Corp., Class A	10,757	135,861
Federated Investors, Inc., Class B	7,867	162,926
Goldman Sachs Group, Inc.	20,507	2,691,954
Invesco, Ltd.	38,480	647,618
Legg Mason, Inc.	21,991	616,408
State Street Corp.	32,176	1,088,192
T. Rowe Price Group, Inc.	12,852	570,500

		$6,245,515

Chemicals — 1.3%

Dow Chemical Co. (The)	21,570	$511,640
E.I. Du Pont de Nemours & Co.	73,387	2,538,456
Eastman Chemical Co.	1,804	96,262
Monsanto Co.	25,107	1,160,446

		$4,306,804

Commercial Banks — 3.1%

Fifth Third Bancorp	91,535	$1,124,965
First Horizon National Corp.(1)	49,099	562,185
KeyCorp	25,580	196,710
M&T Bank Corp.	20,480	1,739,776
Marshall & Ilsley Corp.	39,440	283,179
PNC Financial Services Group, Inc.	8,156	460,814
Wells Fargo & Co.	236,859	6,063,591

		$10,431,220

Commercial Services & Supplies — 1.1%

Avery Dennison Corp.	30,924	$993,588
Pitney Bowes, Inc.	15,666	344,025
RR Donnelley & Sons Co.	18,274	299,146
Waste Management, Inc.	70,380	2,202,190

		$3,838,949

Communications Equipment — 3.0%

Aviat Networks, Inc.(1)	6,710	$24,357
Brocade Communications Systems, Inc.(1)	15,314	79,020
Ciena Corp.(1)	22,165	281,052
Cisco Systems, Inc.(1)	260,848	5,558,671
Harris Corp.	23,222	967,196
Palm, Inc.(1)	37,421	212,926
QUALCOMM, Inc.	88,202	2,896,554
Riverbed Technology, Inc.(1)	5,239	144,701

		$10,164,477

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Computers & Peripherals — 5.7%

Apple, Inc.(1)	30,468	$7,663,616
Hewlett-Packard Co.	112,124	4,852,727
International Business Machines Corp.	44,156	5,452,383
QLogic Corp.(1)	40,511	673,293
SanDisk Corp.(1)	12,335	518,933

		$19,160,952

Consumer Finance — 0.8%

American Express Co.	49,193	$1,952,962
Discover Financial Services	50,805	710,254

		$2,663,216

Containers & Packaging — 0.1%

Ball Corp.	2,882	$152,256
Bemis Co., Inc.	7,568	204,336

		$356,592

Distributors — 0.4%

Genuine Parts Co.	34,078	$1,344,377

		$1,344,377

Diversified Consumer Services — 0.4%

H&R Block, Inc.	85,901	$1,347,787

		$1,347,787

Diversified Financial Services — 4.5%

Bank of America Corp.	371,745	$5,341,976
Citigroup, Inc.(1)	506,995	1,906,301
CME Group, Inc.	2,588	728,652
JPMorgan Chase & Co.	170,941	6,258,150
Moody’s Corp.	29,272	583,098
NYSE Euronext	8,497	234,772

		$15,052,949

Diversified Telecommunication Services — 3.3%

AT&T, Inc.	249,008	$6,023,503
Frontier Communications Corp.	136,572	971,027
Verizon Communications, Inc.	139,894	3,919,830

		$10,914,360

Electric Utilities — 1.2%

Duke Energy Corp.	88,867	$1,421,872
Edison International	22,819	723,819
FirstEnergy Corp.	42,170	1,485,649
Pinnacle West Capital Corp.	7,168	260,628

		$3,891,968

Electrical Equipment — 0.9%

Emerson Electric Co.	61,948	$2,706,508
First Solar, Inc.(1)	1,663	189,300
SunPower Corp., Class A(1)	7,422	89,806

		$2,985,614

Electronic Equipment, Instruments & Components — 0.1%

Molex, Inc.	13,181	$240,421

		$240,421

Energy Equipment & Services — 1.9%

Diamond Offshore Drilling, Inc.	17,050	$1,060,340
Halliburton Co.	68,734	1,687,420
Rowan Cos., Inc.(1)	4,098	89,910
Schlumberger, Ltd.	61,248	3,389,464

		$6,227,134

Food & Staples Retailing — 2.5%

CVS Caremark Corp.	99,448	$2,915,815
Supervalu, Inc.	12,066	130,796
Wal-Mart Stores, Inc.	108,491	5,215,162

		$8,261,773

Food Products — 2.0%

ConAgra Foods, Inc.	36,224	$844,744
General Mills, Inc.	37,423	1,329,265
Green Mountain Coffee Roasters, Inc.(1)	15,366	394,906
Kellogg Co.	31,044	1,561,513
Kraft Foods, Inc., Class A	54,344	1,521,632
Tyson Foods, Inc., Class A	70,336	1,152,807

		$6,804,867

Gas Utilities — 0.2%

Nicor, Inc.	13,905	$563,153

		$563,153

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Health Care Equipment & Supplies — 1.7%

Baxter International, Inc.	52,220	$2,122,221
Boston Scientific Corp.(1)	136,100	789,380
Covidien PLC	7,294	293,073
Medtronic, Inc.	65,397	2,371,949
Zimmer Holdings, Inc.(1)	5,294	286,141

		$5,862,764

Health Care Providers & Services — 1.6%

Medco Health Solutions, Inc.(1)	40,595	$2,235,973
Quest Diagnostics, Inc.	22,491	1,119,377
UnitedHealth Group, Inc.	76,435	2,170,754

		$5,526,104

Hotels, Restaurants & Leisure — 1.6%

Marriott International, Inc., Class A	30,945	$926,493
McDonald’s Corp.	52,268	3,442,893
Wyndham Worldwide Corp.	26,139	526,440
Yum! Brands, Inc.	16,501	644,199

		$5,540,025

Household Durables — 1.0%

D.R. Horton, Inc.	22,646	$222,610
KB Home	13,566	149,226
Leggett & Platt, Inc.	1,988	39,879
Lennar Corp., Class A	21,018	292,360
Newell Rubbermaid, Inc.	76,798	1,124,323
Pulte Group, Inc.(1)	20,311	168,175
Stanley Black & Decker, Inc.	5,820	294,027
Whirlpool Corp.	11,922	1,046,990

		$3,337,590

Household Products — 2.2%

Clorox Co. (The)	14,476	$899,828
Procter & Gamble Co.	110,996	6,657,540

		$7,557,368

Industrial Conglomerates — 1.5%

3M Co.	11,730	$926,553
General Electric Co.	272,736	3,932,853
Textron, Inc.	11,648	197,666

		$5,057,072

Insurance — 4.5%

ACE, Ltd.	21,315	$1,097,296
Allianz SE ADR	12,863	126,572
AON Corp.	26,692	990,807
Berkshire Hathaway, Inc., Class B(1)	37,680	3,002,719
Cincinnati Financial Corp.	34,819	900,768
First American Financial Corp.	13,676	173,412
Genworth Financial, Inc., Class A(1)	4,317	56,423
Lincoln National Corp.	26,079	633,459
Marsh & McLennan Cos., Inc.	50,188	1,131,739
MetLife, Inc.	45,032	1,700,408
Principal Financial Group, Inc.	56,834	1,332,189
Prudential Financial, Inc.	22,391	1,201,501
Travelers Companies, Inc. (The)	52,982	2,609,364

		$14,956,657

Internet & Catalog Retail — 0.3%

Amazon.com, Inc.(1)	4,423	$483,257
Priceline.com, Inc.(1)	3,073	542,507

		$1,025,764

Internet Software & Services — 1.9%

Akamai Technologies, Inc.(1)	14,453	$586,358
AOL, Inc.(1)	2,315	48,129
Google, Inc., Class A(1)	10,256	4,563,407
Monster Worldwide, Inc.(1)	16,352	190,501
VeriSign, Inc.(1)	43,013	1,141,995

		$6,530,390

IT Services — 0.8%

CoreLogic, Inc.	13,676	$241,518
Fidelity National Information Services, Inc.	33,633	902,037
MasterCard, Inc., Class A	7,359	1,468,341

		$2,611,896

Leisure Equipment & Products — 0.3%

Mattel, Inc.	54,845	$1,160,520

		$1,160,520

Life Sciences Tools & Services — 0.1%

Thermo Fisher Scientific, Inc.(1)	3,866	$189,627

		$189,627

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Machinery — 0.7%

Caterpillar, Inc.	31,778	$1,908,904
Eaton Corp.	1,431	93,645
Snap-On, Inc.	6,380	261,006

		$2,263,555

Media — 3.2%

CBS Corp., Class B	64,211	$830,248
Comcast Corp., Class A	136,660	2,373,784
Interpublic Group of Cos., Inc.(1)	54,079	385,583
McGraw-Hill Cos., Inc. (The)	43,453	1,222,768
News Corp., Class A	10,721	128,223
Omnicom Group, Inc.	39,439	1,352,758
Scripps Networks Interactive, Class A	6,991	282,017
Time Warner, Inc.	25,474	736,453
Walt Disney Co. (The)	110,516	3,481,254

		$10,793,088

Metals & Mining — 1.2%

AK Steel Holding Corp.	16,643	$198,385
Allegheny Technologies, Inc.	16,248	717,999
Freeport-McMoRan Copper & Gold, Inc.	27,997	1,655,463
Nucor Corp.	32,315	1,237,018
United States Steel Corp.	1,868	72,011

		$3,880,876

Multi-Utilities — 2.6%

Centerpoint Energy, Inc.	17,504	$230,353
CMS Energy Corp.	105,550	1,546,307
Dominion Resources, Inc.	31,981	1,238,944
DTE Energy Co.	10,342	471,699
Integrys Energy Group, Inc.	10,554	461,632
NiSource, Inc.	55,701	807,665
Public Service Enterprise Group, Inc.	72,206	2,262,214
TECO Energy, Inc.	92,229	1,389,891
Xcel Energy, Inc.	12,009	247,505

		$8,656,210

Multiline Retail — 1.2%

Big Lots, Inc.(1)	18,653	$598,575
Kohl’s Corp.(1)	26,447	1,256,232
Macy’s, Inc.	83,393	1,492,735
Nordstrom, Inc.	23,442	754,598

		$4,102,140

Oil, Gas & Consumable Fuels — 9.0%

Chevron Corp.	92,851	$6,300,869
ConocoPhillips	52,727	2,588,368
El Paso Corp.	53,383	593,085
EOG Resources, Inc.	24,200	2,380,554
Exxon Mobil Corp.	191,907	10,952,132
Massey Energy Co.	980	26,803
Occidental Petroleum Corp.	41,549	3,205,505
Peabody Energy Corp.	14,774	578,107
Petrohawk Energy Corp.(1)	16,345	277,375
Range Resources Corp.	25,177	1,010,857
SandRidge Energy, Inc.(1)	32,887	191,731
Tesoro Corp.	35,498	414,262
Williams Cos., Inc.	93,802	1,714,701

		$30,234,349

Paper & Forest Products — 0.1%

MeadWestvaco Corp.	21,446	$476,101

		$476,101

Personal Products — 0.4%

Alberto-Culver Co.	6,250	$169,312
Estee Lauder Cos., Inc., Class A	22,027	1,227,565

		$1,396,877

Pharmaceuticals — 6.8%

Abbott Laboratories	73,898	$3,456,949
Bristol-Myers Squibb Co.	83,905	2,092,591
Johnson & Johnson	115,620	6,828,517
Merck & Co., Inc.	141,663	4,953,955
Pfizer, Inc.	379,070	5,405,538

		$22,737,550

Professional Services — 0.2%

Dun & Bradstreet Corp.	1,472	$98,801
Robert Half International, Inc.	28,288	666,182

		$764,983

Real Estate Investment Trusts (REITs) — 1.3%

Apartment Investment & Management Co., Class A	12,428	$240,730
AvalonBay Communities, Inc.	11,002	1,027,257
Equity Residential	14,774	615,189
Host Hotels & Resorts, Inc.	32,755	441,537
Kimco Realty Corp.	78,276	1,052,030

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Security	Shares	Value

Real Estate Investment Trusts (REITs) (continued)

Plum Creek Timber Co., Inc.	12,612	$435,492
ProLogis	41,966	425,116

		$4,237,351

Real Estate Management & Development — 0.1%

CB Richard Ellis Group, Inc., Class A(1)	25,169	$342,550

		$342,550

Road & Rail — 0.9%

CSX Corp.	22,133	$1,098,461
J.B. Hunt Transport Services, Inc.	3,521	115,031
Norfolk Southern Corp.	31,164	1,653,250

		$2,866,742

Semiconductors & Semiconductor Equipment — 2.6%

Advanced Micro Devices, Inc.(1)	12,153	$88,960
Analog Devices, Inc.	12,606	351,203
Applied Materials, Inc.	119,522	1,436,654
ASML Holding NV ADR	8,339	229,072
Atheros Communications, Inc.(1)	3,122	85,980
Intel Corp.	243,559	4,737,223
MEMC Electronic Materials, Inc.(1)	8,064	79,672
Microchip Technology, Inc.	15,385	426,780
Micron Technology, Inc.(1)	56,773	482,003
NVIDIA Corp.(1)	46,376	473,499
Teradyne, Inc.(1)	32,470	316,583

		$8,707,629

Software — 4.0%

Citrix Systems, Inc.(1)	7,719	$325,973
Concur Technologies, Inc.(1)	37,620	1,605,622
Microsoft Corp.	287,979	6,626,397
Novell, Inc.(1)	45,275	257,162
Oracle Corp.	176,492	3,787,518
Quest Software, Inc.(1)	11,338	204,537
Symantec Corp.(1)	56,043	777,877

		$13,585,086

Specialty Retail — 2.0%

Abercrombie & Fitch Co., Class A	12,165	$373,344
American Eagle Outfitters, Inc.	15,045	176,779
GameStop Corp., Class A(1)	2,593	48,723
Home Depot, Inc.	33,442	938,717
Limited Brands, Inc.	55,729	1,229,939
RadioShack Corp.	19,049	371,646
Sherwin-Williams Co. (The)	13,337	922,787
Staples, Inc.	88,922	1,693,964
Tiffany & Co.	23,218	880,194

		$6,636,093

Textiles, Apparel & Luxury Goods — 0.1%

Hanesbrands, Inc.(1)	6,900	$166,014
NIKE, Inc., Class B	1,911	129,088

		$295,102

Tobacco — 1.6%

Altria Group, Inc.	38,654	$774,626
Philip Morris International, Inc.	102,030	4,677,055

		$5,451,681

Trading Companies & Distributors — 0.1%

Fastenal Co.	6,000	$301,140

		$301,140

Wireless Telecommunication Services — 0.1%

Rogers Communications, Inc., Class B	4,553	$149,156
Vodafone Group PLC ADR	9,067	187,415

		$336,571

Total Common Stocks
(identified cost $318,936,929)		$334,683,199

Total Investments — 99.8%
(identified cost $318,936,929)		$334,683,199

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

PORTFOLIO OF INVESTMENTS (Unaudited) CONT’D

Call Options Written — (0.1)%

	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	3,165	$1,125	7/17/10	$(253,200)

Total Call Options Written
(premiums received $6,215,827)				$(253,200)

Other Assets, Less Liabilities — 0.3%				$879,560

Net Assets — 100.0%				$335,309,559

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

ADR - American Depositary Receipt

(1)	Non-income producing security.

(2)	Amount is less than 0.05%.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

FINANCIAL STATEMENTS (Unaudited)

Statement of Assets and Liabilities

As of June 30, 2010

Assets

Investments, at value (identified cost, $318,936,929)	$334,683,199
Cash	842,371
Dividends receivable	454,212
Tax reclaims receivable	759

Total assets	$335,980,541

Liabilities

Written options outstanding, at value (premiums received, $6,215,827)	$253,200
Payable to affiliates:
Investment adviser fee	286,562
Trustees’ fees	3,850
Accrued expenses	127,370

Total liabilities	$670,982

Net Assets	$335,309,559

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 24,617,749 shares issued and outstanding	$246,177
Additional paid-in capital	332,919,847
Accumulated net realized gain	466,682
Accumulated distributions in excess of net investment income	(20,031,989)
Net unrealized appreciation	21,708,842

Net Assets	$335,309,559

Net Asset Value

($335,309,559 ÷ 24,617,749 common shares issued and outstanding)	$13.62

Statement of Operations

For the Six Months Ended
June 30, 2010

Investment Income

Dividends (net of foreign taxes, $1,763)	$4,150,113

Total investment income	$4,150,113

Expenses

Investment adviser fee	$1,823,654
Trustees’ fees and expenses	6,619
Custodian fee	96,763
Transfer and dividend disbursing agent fees	7,108
Legal and accounting services	24,058
Printing and postage	60,481
Miscellaneous	29,149

Total expenses	$2,047,832

Deduct —
Reduction of custodian fee	$225

Total expense reductions	$225

Net expenses	$2,047,607

Net investment income	$2,102,506

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions	$7,122,844
Written options	(6,037,915)
Foreign currency transactions	24

Net realized gain	$1,084,953

Change in unrealized appreciation (depreciation) —
Investments	$(34,841,298)
Written options	5,344,379
Foreign currency	(55)

Net change in unrealized appreciation (depreciation)	$(29,496,974)

Net realized and unrealized loss	$(28,412,021)

Net decrease in net assets from operations	$(26,309,515)

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

	Six Months Ended
Increase (Decrease)	June 30, 2010	Year Ended
in Net Assets	(Unaudited)	December 31, 2009

From operations —
Net investment income	$2,102,506	$5,477,460
Net realized gain from investment transactions, written options and foreign currency transactions	1,084,953	9,657,631
Net change in unrealized appreciation (depreciation) from investments, written options and foreign currency	(29,496,974)	76,723,464

Net increase (decrease) in net assets from operations	$(26,309,515)	$91,858,555

Distributions to shareholders —
From net investment income	$(22,135,729)*	$(7,383,819)
Tax return of capital	—	(36,865,325)

Total distributions	$(22,135,729)	$(44,249,144)

Capital share transactions —
Reinvestment of distributions	$398,788	$135,398

Net increase in net assets from capital share transactions	$398,788	$135,398

Net increase (decrease) in net assets	$(48,046,456)	$47,744,809

Net Assets

At beginning of period	$383,356,015	$335,611,206

At end of period	$335,309,559	$383,356,015

Accumulated undistributed (distributions in excess of) net investment income included in net assets

At end of period	$(20,031,989)	$1,234

* A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Six Months Ended		Year Ended December 31,
	June 30, 2010							Period Ended
	(Unaudited)		2009	2008		2007	2006	December 31, 2005(1)

Net asset value — Beginning of period	$15.590		$13.650	$19.760		$20.320	$19.400	$19.100(2)

Income (Loss) From Operations

Net investment income(3)	$0.085		$0.223	$0.281		$0.230	$0.226	$0.140
Net realized and unrealized gain (loss)	(1.155)		3.517	(4.591)		1.010	2.496	1.088

Total income (loss) from operations	$(1.070)		$3.740	$(4.310)		$1.240	$2.722	$1.228

Less Distributions

From net investment income	$(0.900	)*	$(0.300)	$(0.280)		$(0.228)	$(0.226)	$(0.138)
From net realized gain	—		—	(0.470)		(0.693)	(0.078)	(0.138)
Tax return of capital	—		(1.500)	(1.050)		(0.879)	(1.496)	(0.624)

Total distributions	$(0.900)		$(1.800)	$(1.800)		$(1.800)	$(1.800)	$(0.900)

Offering costs charged to paid-in capital(3)	$—		$—	$—		$—	$(0.002)	$(0.028)

Net asset value — End of period	$13.620		$15.590	$13.650		$19.760	$20.320	$19.400

Market value — End of period	$15.240		$16.850	$12.530		$17.430	$21.100	$18.160

Total Investment Return on Net Asset Value(4)	(7.31	)%(5)	30.53%	(22.44	)%(6)	6.62%	14.88%	6.35	%(5)(7)

Total Investment Return on Market Value(4)	(4.04	)%(5)	53.69%	(19.29	)%(6)	(9.43)%	27.44%	(0.45	)%(5)(7)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$335,310		$383,356	$335,611		$485,633	$498,755	$475,816
Ratios (as a percentage of average daily net assets):
Expenses(8)	1.12	%(9)	1.12%	1.11%		1.11%	1.10%	1.11	%(9)
Net investment income	1.15	%(9)	1.61%	1.68%		1.15%	1.15%	1.06	%(9)
Portfolio Turnover	5	%(5)	34%	49%		35%	20%	10	%(5)

(1)	For the period from the start of business, April 29, 2005, to December 31, 2005.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested.

(5)	Not annualized.

(6)	During the year ended December 31, 2008, the sub-adviser reimbursed the Fund for a realized loss on the disposal of an investment security which did not meet investment guidelines. The loss was less than $0.01 per share and had no effect on total return.

(7)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(8)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(9)	Annualized.

*	A portion of the distributions may be deemed a tax return of capital at year-end. See Note 2.

See notes to financial statements

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1   Significant Accounting Policies

Eaton Vance Tax-Managed Buy-Write Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. Under normal market conditions, the Fund’s investment program will consist primarily of (1) owning a diversified portfolio of common stocks that seeks to exceed the total return performance of the S&P 500 Composite Stock Price Index (the “S&P 500”) and (2) selling S&P 500 call options on a continuous basis on substantially the full value of its holdings of common stocks.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities (including common shares of closed-end investment companies) listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by a third party pricing service that will use various techniques that consider factors including, but not limited to, prices or yields of securities with similar characteristics, benchmark yields, broker/dealer quotes, quotes of underlying common stock, issuer spreads, as well as industry and economic events. Exchange-traded options are valued at the mean between the bid and asked prices at valuation time, as reported by the Options Price Reporting Authority for U.S. listed options or by the relevant exchange or board of trade for non-U.S. listed options. Over-the-counter options are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund in a manner that most fairly reflects the security’s value, or the amount that the Fund might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker-dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Accordingly, no provision for federal income or excise tax is necessary.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

As of June 30, 2010, the Fund had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed in the 3-year period ended December 31, 2009 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

G  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Under Massachusetts law, if certain conditions prevail, shareholders of a Massachusetts business trust (such as the Fund) could be deemed to have personal liability for the obligations of the Fund. However, the Fund’s Declaration of Trust contains an express disclaimer of liability on the part of Fund shareholders and the By-laws provide that the Fund shall assume the defense on behalf of any Fund shareholders. Moreover, the By-laws also provide for indemnification out of Fund property of any shareholder held personally liable solely by reason of being or having been a shareholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

I  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

J  Interim Financial Statements — The interim financial statements relating to June 30, 2010 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Fund’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2   Distributions to Shareholders

Subject to its Managed Distribution Plan, the Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. The Fund intends to distribute all or substantially all of its net realized capital gains (reduced by available capital loss carryforwards from prior years, if any). Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component. For the six months ended June 30, 2010, the amount of distributions estimated to be a tax return of capital was approximately $19,973,000. The final determination of tax characteristics of the Fund’s distributions will occur at the end of the year, at which time it will be reported to the shareholders.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Eaton Vance Management (EVM) as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. For the six months ended June 30, 2010, the investment adviser fee amounted to $1,823,654. Pursuant to a sub-advisory agreement, EVM has delegated a portion of the investment management to Parametric Portfolio Associates LLC (Parametric), an affiliate of EVM. EVM pays Parametric a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended June 30, 2010, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $18,179,860 and $42,465,684, respectively, for the six months ended June 30, 2010.

5   Common Shares of Beneficial Interest

Common shares issued pursuant to the Fund’s dividend reinvestment plan for the six months ended June 30, 2010 and the year ended December 31, 2009 were 26,414 and 9,529, respectively.

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at June 30, 2010, as determined on a federal income tax basis, were as follows:

Aggregate cost	$318,935,718

Gross unrealized appreciation	$37,129,278
Gross unrealized depreciation	(21,381,797)

Net unrealized appreciation	$15,747,481

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at June 30, 2010 is included in the Portfolio of Investments.

Written call options activity for the six months ended June 30, 2010 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of period	3,368	$4,528,478
Options written	19,510	30,058,547
Options terminated in closing purchase transactions	(19,713)	(28,371,198)

Outstanding, end of period	3,165	$6,215,827

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At June 30, 2010, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

The Fund is subject to equity price risk in the normal course of pursuing its investment objectives. The Fund generally intends to write index call options above the current value of the index to generate premium income. In writing index call options, the Fund in effect, sells potential appreciation in the value of the applicable index above the exercise price in exchange for the option premium received. The Fund retains the risk of loss, minus the premium received, should the price of the underlying index decline. The Fund is not subject to counterparty credit risk with respect to its written options as the Fund, not the counterparty, is obligated to perform under such derivatives.

Eaton Vance Tax-Managed Buy-Write Income Fund as of June 30, 2010

NOTES TO FINANCIAL STATEMENTS (Unaudited) CONT’D

The fair value of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) and whose primary underlying risk exposure is equity price risk at June 30, 2010 was as follows:

	Fair Value

Derivative	Asset Derivatives	Liability Derivatives(1)

Written Options	$—	$(253,200)

(1)	Statement of Assets and Liabilities location: Written options outstanding, at value.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations and whose primary underlying risk exposure is equity price risk for the six months ended June 30, 2010 was as follows:

Change in
Unrealized
	Realized Gain	Appreciation
	(Loss) on	(Depreciation) on
	Derivatives	Derivatives
	Recognized in	Recognized in
Derivative	Income(1)	Income(2)

Written Options	$(6,037,915)	$5,344,379

(1)	Statement of Operations location: Net realized gain (loss) – Written options.

(2)	Statement of Operations location: Change in unrealized appreciation (depreciation) – Written options.

8   Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At June 30, 2010, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

	Quoted
	Prices in
	Active	Significant
	Markets for	Other	Significant
	Identical	Observable	Unobservable
	Assets	Inputs	Inputs

Asset Description	(Level 1)	(Level 2)	(Level 3)	Total

Common Stocks	$334,683,199	$—	$—	$334,683,199

Total Investments	$334,683,199	$—	$—	$334,683,199

Liability Description

Call Options Written	$(253,200)	$—	$—	$(253,200)

Total	$(253,200)	$—	$—	$(253,200)

The level classification by major category of investments is the same as the category presentation in the Portfolio of Investments.

The Fund held no investments or other financial instruments as of December 31, 2009 whose fair value was determined using Level 3 inputs.

Eaton Vance Tax-Managed Buy-Write Income Fund

ANNUAL MEETING OF SHAREHOLDERS (Unaudited)

The Fund held its Annual Meeting of Shareholders on April 23, 2010. The following action was taken by the shareholders:

Item 1: The election of William H. Park, Ronald A. Pearlman and Heidi L. Steiger as Class II Trustees of the Fund for a three-year term expiring in 2013.

Nominee for Trustee	Number of Shares
Elected by All Shareholders	For	Withheld

William H. Park	21,180,577	1,651,194
Ronald A. Pearlman	21,133,892	1,697,879
Heidi L. Steiger	21,154,019	1,677,752

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuance is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 26, 2010, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of the Contract Review Committee of the Board, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished for a series of meetings of the Contract Review Committee held between February and April 2010. Such information included, among other things, the following:

Information about Fees, Performance and Expenses

•	An independent report comparing the advisory and related fees paid by each fund with fees paid by comparable funds;
•	An independent report comparing each fund’s total expense ratio and its components to comparable funds;
•	An independent report comparing the investment performance of each fund (including yield where relevant) to the investment performance of comparable funds over various time periods;
•	Data regarding investment performance in comparison to relevant peer groups of similarly managed funds and appropriate indices;
•	For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing such fund;
•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes employed, and any changes in portfolio management processes and personnel;
•	Information concerning the allocation of brokerage and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the funds’ brokerage, and the implementation of a soft dollar reimbursement program established with respect to the funds;
•	Data relating to portfolio turnover rates of each fund;
•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of each adviser’s policies and procedures relating to proxy voting, the handling of corporate actions and class actions;
•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates on behalf of the funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of each adviser and its affiliates;
•	A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and
•	The terms of each advisory agreement.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

In addition to the information identified above, the Contract Review Committee considered information provided from time to time by each adviser throughout the year at meetings of the Board and its committees. Over the course of the twelve-month period ended April 30, 2010, with respect to one or more Funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met nine, thirteen, three, eight and fifteen times, respectively. At such meetings, the Trustees received, among other things, presentations by the portfolio managers and other investment professionals of each adviser relating to the investment performance of each fund and the investment strategies used in pursuing the fund’s investment objective including, where relevant, the use of derivative instruments, as well as trading policies and procedures and risk management techniques.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each advisory and sub-advisory agreement.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuance of the investment advisory agreement of Eaton Vance Tax-Managed Buy-Write Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Parametric Portfolio Associates LLC (the “Sub-adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee as well as the factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreement and sub-advisory agreement for the Fund.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreement and sub-advisory agreement of the Fund, the Board evaluated the nature, extent and quality of services provided to the Fund by the Adviser and the Sub-adviser.

The Board considered the Adviser’s and the Sub-adviser’s management capabilities and investment process with respect to the types of investments held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and whose responsibilities include supervising the Sub-adviser and coordinating its activities in implementing the Fund’s investment strategy. The Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on the S&P 500 Index. With respect to the Sub-adviser, the Board noted the Sub-adviser’s experience in deploying quantitative-based investment strategies. The Board also took into account the resources dedicated to portfolio management and other services, including the compensation methods to recruit and retain investment personnel, and the time and attention devoted to the Fund by senior management.

The Board also reviewed the compliance programs of the Adviser and relevant affiliates thereof, including the Sub-adviser. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also evaluated the responses of the Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board considered shareholder and other administrative services provided or managed by the Adviser and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds.

Eaton Vance Tax-Managed Buy-Write Income Fund

BOARD OF TRUSTEES’ ANNUAL CONTRACT APPROVAL CONT’D

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by the Adviser and Sub-adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement and sub-advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to a relevant universe of comparable funds identified by an independent data provider as well as a peer group of similarly managed funds and appropriate benchmark indices. The Board reviewed comparative performance data for the one- and three-year periods ended September 30, 2009 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates payable by the Fund (referred to as “management fees”). As part of its review, the Board considered the management fees and the Fund’s total expense ratio for the year ended September 30, 2009, as compared to a group of similarly managed funds selected by an independent data provider. The Board also considered factors that had an impact on Fund expense ratios, as identified by management in response to inquiries from the Contract Review Committee, as well as actions being taken to reduce expenses at the Eaton Vance fund complex level.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and the Sub-adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability

The Board reviewed the level of profits realized by the Adviser and relevant affiliates thereof, including the Sub-adviser, in providing investment advisory and administrative services to the Fund and to all Eaton Vance Funds as a group. The Board considered the level of profits realized with and without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits received by the Adviser and its affiliates in connection with its relationship with the Fund, including the benefits of research services that may be available to the Adviser or Sub-adviser and its affiliates as a result of securities transactions effected for the Fund and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by the Adviser and its affiliates, including the Sub-adviser, are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund is not continuously offered and concluded that, in light of the level of the Adviser’s profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate at this time. Based upon the foregoing, the Board concluded that the benefits from economies of scale are currently being shared equitably by the Adviser and its affiliates and the Fund.

Eaton Vance Tax-Managed Buy-Write Income Fund

OFFICERS AND TRUSTEES

Officers Duncan W. Richardson President Thomas E. Faust Jr. Vice President and Trustee Barbara E. Campbell Treasurer Maureen A. Gemma Secretary and Chief Legal Officer Paul M. O’Neil Chief Compliance Officer	Trustees Ralph F. Verni Chairman Benjamin C. Esty Allen R. Freedman William H. Park Ronald A. Pearlman Helen Frame Peters Heidi L. Steiger Lynn A. Stout

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of June 30, 2010, our records indicate that there are 55 registered shareholders and approximately 19,031 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive Fund reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
Two International Place
Boston, MA 02110
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETB.

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IMPORTANT NOTICE ABOUT PRIVACY

The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (Privacy Policy) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc. Our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker-dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Investment Adviser and Administrator of
Eaton Vance Tax-Managed Buy-Write Income Fund
Eaton Vance Management
Two International Place
Boston, MA 02110

Sub-Adviser of Eaton Vance Tax-Managed Buy-Write Income Fund
Parametric Portfolio Associates LLC
1151 Fairview Avenue N.
Seattle, WA 98109

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Eaton Vance Tax-Managed Buy-Write Income Fund
Two International Place
Boston, MA 02110

2427-8/10	CE-TMBWISRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial Industrial Finance Corp. (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm), as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (an institutional investment management firm) and as a Senior Manager at Price Waterhouse (now PricewaterhouseCoopers) (an independent registered public accounting firm).
Item 4. Principal Accountant Fees and Services
Not required in this filing.
Item 5. Audit Committee of Listed Registrants
Not required in this filing.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not required in this filing.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

(c)	Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions paid pursuant to the Registrant’s Managed Distribution Plan.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Tax-Managed Buy-Write Income Fund

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	August 06, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell Barbara E. Campbell
Treasurer

Date:	August 06, 2010

By:	/s/ Duncan W. Richardson Duncan W. Richardson
President

Date:	August 06, 2010